EXHIBIT 99.1

                   UPDATED POSITIONS JULY                          11:03 Monday,
                  Portfolio Summary Report                      August 9, 2004 1
              Prepared by Goldman, Sachs & Co.

_________________________________________________________________________________________________________________
Pg    Pool Classification                       Loans  Sched Balance  Gross WAC  Net WAC  Orig WA  ST WAM  Am WAM
_________________________________________________________________________________________________________________
0001  GSAA-2004-07  , BORROWER PAID  , IN POOL    353    $54,426,432      6.465    6.175      356     352     352
0002  GSAA-2004-07  , LPMI PAID      , IN POOL     89    $16,557,991      7.833    6.873      357     354     354
_________________________________________________________________________________________________________________
*** TOTALS ***                                    442    $70,984,423
_________________________________________________________________________________________________________________

Disclaimer:

Copyright (C) 2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted u nder applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing l aw permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

Project:                       UPDATED POSITIONS JULY             August 9, 2004
Deal                           GSAA-2004-07                     11:03  PAGE 0001
MI                             BORROWER PAID
Pool                           IN POOL

 ______________________________________________________________________________________
|Loans|Sched Balance|Gross WAC|Net WAC|Orig WA|ST WAM|Am WAM|OLTV|Comb LTV|FICO|  DTI|
|_____|_____________|_________|_______|_______|______|______|____|________|____|_____|
|  353|  $54,426,432|    6.465|  6.175|    356|   352|   352|89.9|    89.9| 711|34.91|
|_____|_____________|_________|_______|_______|______|______|____|________|____|_____|

 _________________________________________________________________________________________________________________
|Gross Rate            |Sched Balance           |Orig Term            |St Term              |St AM Term           |
|______________________|________________________|_____________________|_____________________|_____________________|
|5.00 - 5.249%     0.56|   $0.00-$ 25,000   0.16|176 - 180 Mont   1.97|176 - 180 Mont   1.97|Other/Unknown    0.99|
|5.25 - 5.49%      1.75| $25,001-$ 50,000   2.01|181 - 240 Mont   0.29|181 - 240 Mont   0.29|121 - 160 Mont   0.25|
|5.50 - 5.749%     3.58| $50,001-$ 75,000   6.48|241 - 300 Mont   0.19|241 - 300 Mont   0.19|176 - 180 Mont   1.72|
|5.75 - 5.99%     12.46| $75,001-$100,000   9.62|356 - 360 Mont  97.55|346 - 350 Mont   1.94|181 - 240 Mont   0.29|
|6.00 - 6.249%    10.28|$100,001-$120,000   7.62|                     |351 - 355 Mont  17.60|241 - 300 Mont   0.36|
|6.25 - 6.49%     20.05|$120,001-$140,000   7.66|                     |356 - 360 Mont  78.01|301 - 340 Mont   0.25|
|6.50 - 6.749%    21.05|$140,001-$160,000   5.76|                     |                     |346 - 350 Mont   1.88|
|6.75 - 6.99%     15.44|$160,001-$180,000   5.90|                     |                     |351 - 355 Mont  22.48|
|7.00 - 7.249%     5.69|$180,001-$200,000   3.86|                     |                     |356 - 360 Mont  71.78|
|7.25 - 7.49%      2.24|$200,001-$250,000  12.51|                     |                     |                     |
|7.50 - 7.749%     2.14|$250,001-$300,000   5.50|                     |                     |                     |
|7.75 - 7.99%      2.75|$300,001-$350,000   5.85|                     |                     |                     |
|8.00 - 8.249%     1.87|$350,001-$400,000   8.31|                     |                     |                     |
|8.25 - 8.49%      0.12|$400,001-$450,000   7.69|                     |                     |                     |
|                      |$450,001-$500,000   7.92|                     |                     |                     |
|                      |$500,001-$550,000   0.99|                     |                     |                     |
|                      |$550,001-$600,000   1.04|                     |                     |                     |
|                      |$600,001-$650,000   1.12|                     |                     |                     |
|                      |                        |                     |                     |                     |
|______________________|________________________|_____________________|_____________________|_____________________|

 ____________________________________________________________________________________________________________________
|Geography             |Orig LTV              |Comb LTV              |FICO           |Product        |Silent         |
|______________________|______________________|______________________|_______________|_______________|_______________|
|New York         14.11| 80.01-85.00%    10.22| 80.01-85.00%    10.22|600-619    1.66|FIXED    100.00|N         99.84|
|California       12.25| 85.01-90.00%    76.59| 85.01-90.00%    76.43|620-649    7.93|               |Y          0.16|
|Texas             7.01| 90.01-95.00%    13.18| 90.01-95.00%    13.34|650-699   31.94|               |               |
|New Jersey        6.69|                      |                      |700-749   36.34|               |               |
|Virginia          6.04|                      |                      |750-799   20.87|               |               |
|Florida           5.67|                      |                      |800+       1.26|               |               |
|Georgia           3.94|                      |                      |               |               |               |
|Massachusetts     3.72|                      |                      |               |               |               |
|Pennsylvania      3.42|                      |                      |               |               |               |
|*More*           37.15|                      |                      |               |               |               |
|______________________|______________________|______________________|_______________|_______________|_______________|

 ________________________________________________________________________________________________________________________________
|Property Type            |Purpose               |Occupancy             |Docs                |Units       |DTI                   |
|_________________________|______________________|______________________|____________________|____________|______________________|
|SINGLE FAMILY       47.10|PURCHASE         79.53|OWNER OCCUPIED   56.97|Stated Asset   46.34| .      8.56| Missing         14.27|
|2-4 FAMILY          14.88|RATE/TERM REFI   11.88|NON-OWNER        40.98|Full Doc       43.47| 1     81.32| 0.01-10.00%      1.18|
|SINGLE FAMILY DETA  14.82|CASHOUT REFI      8.59|SECOND HOME       2.05|No Doc         10.19| 2      7.72| 10.01-20.00%     1.94|
|PUD                 11.72|                      |                      |                    | 3      0.80| 20.01-30.00%    16.12|
|CONDO                4.56|                      |                      |                    | 4      1.60| 30.01-40.00%    44.64|
|MANUFACTURED HOUSI   2.87|                      |                      |                    |            | 40.01-50.00%    21.56|
|PUD DETACHED         2.62|                      |                      |                    |            | 50.01-60.00%     0.16|
|SINGLE FAMILY ATT    1.42|                      |                      |                    |            | 60.01=95.00%     0.12|
|                         |                      |                      |                    |            |                      |
|                         |                      |                      |                    |            |                      |
|                         |                      |                      |                    |            |                      |
|                         |                      |                      |                    |            |                      |
|                         |                      |                      |                    |            |                      |
|_________________________|______________________|______________________|____________________|____________|______________________|

[TABLE CONTINUED]

 ________________________________________________________
|Property Type            |MI                            |
|_________________________|______________________________|
|SINGLE FAMILY       47.10|PMI MORTGAGE INSURANCE   26.18|
|2-4 FAMILY          14.88|Radian Gua               12.85|
|SINGLE FAMILY DETA  14.82|Republic                 11.51|
|PUD                 11.72|United Guaranty          10.09|
|CONDO                4.56|MORTGAGE GUARANTY         9.63|
|MANUFACTURED HOUSI   2.87|GECM                      9.02|
|PUD DETACHED         2.62|GE                        6.76|
|SINGLE FAMILY ATT    1.42|Radian                    4.26|
|                         |Amerin                    3.78|
|                         |Triad                     1.69|
|                         |MGIC                      1.41|
|                         |RMIC                      1.09|
|                         |*More*                    1.74|
|_________________________|______________________________|

 ____________________________________________________
|Prepay Term    |Self Employ    |IO Flag             |
|_______________|_______________|____________________|
|    0    100.00|N         82.86|N              99.01|
|               |Y         17.14|Y               0.99|
|               |               |                    |
|_______________|_______________|____________________|

Disclaimer:

Copyright (C) 2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavo r to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or se ll, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

 _______   Project:            UPDATED POSITIONS JULY             August 9, 2004
|Goldman|  Deal                GSAA-2004-07                     11:03  PAGE 0002
|Sachs  |  MI                  LPMI PAID
|       |  Pool                IN POOL
|_______|

 _____________________________________________________________________________________
|Loans|Sched Balance|Gross WAC|Net WAC|Orig WA|ST WAM|Am WAM|OLTV|Comb LTV|FICO|  DTI |
|_____|_____________|_________|_______|_______|______|______|____|________|____|_____ |
|   89|  $16,557,991|    7.833|  6.873|    357|   354|   354|92.2|    92.2| 717|28.01 |
|_____|_____________|_________|_______|_______|______|______|____|________|____|______|

 __________________________________________________________________________________________________________________
|Gross Rate            |Sched Balance            |Orig Term            |St Term              |St AM Term           |
|______________________|_________________________|_____________________|_____________________|_____________________|
|6.50 - 6.749%     1.25|  $25,001-$ 50,000   1.33|176 - 180 Mont   1.65|176 - 180 Mont   1.65|176 - 180 Mont   1.65|
|6.75 - 6.99%      0.79|  $50,001-$ 75,000   1.94|356 - 360 Mont  98.35|356 - 360 Mont  98.35|346 - 350 Mont   0.89|
|7.00 - 7.249%     2.82|  $75,001-$100,000   3.47|                     |                     |351 - 355 Mont   4.21|
|7.25 - 7.49%      3.10| $100,001-$120,000   5.74|                     |                     |356 - 360 Mont  93.25|
|7.50 - 7.749%    21.69| $120,001-$140,000   7.95|                     |                     |                     |
|7.75 - 7.99%     38.25| $140,001-$160,000   7.91|                     |                     |                     |
|8.00 - 8.249%    21.79| $160,001-$180,000  10.13|                     |                     |                     |
|8.25 - 8.49%      6.94| $180,001-$200,000   9.20|                     |                     |                     |
|8.50 - 8.749%     3.38| $200,001-$250,000   6.75|                     |                     |                     |
|                      | $250,001-$300,000   8.46|                     |                     |                     |
|                      | $300,001-$350,000  11.45|                     |                     |                     |
|                      | $350,001-$400,000  11.44|                     |                     |                     |
|                      | $400,001-$450,000   5.25|                     |                     |                     |
|                      | $450,001-$500,000   8.98|                     |                     |                     |
|                      |                         |                     |                     |                     |
|______________________|_________________________|_____________________|_____________________|_____________________|

 ____________________________________________________________________________________________________________________
|Geography             |Orig LTV              |Comb LTV              |FICO           |Product        |Silent         |
|______________________|______________________|______________________|_______________|_______________|_______________|
|California       10.90| 80.01-85.00%     3.74| 80.01-85.00%     3.74|650-699   35.48|FIXED    100.00|N        100.00|
|Florida           9.33| 85.01-90.00%    41.70| 85.01-90.00%    41.70|700-749   45.10|               |               |
|Maryland          8.99| 90.01-95.00%    54.57| 90.01-95.00%    54.57|750-799   17.71|               |               |
|Arizona           8.38|                      |                      |800+       1.71|               |               |
|Massachusetts     8.36|                      |                      |               |               |               |
|Virginia          6.44|                      |                      |               |               |               |
|New Jersey        5.25|                      |                      |               |               |               |
|Pennsylvania      4.81|                      |                      |               |               |               |
|Illinois          4.58|                      |                      |               |               |               |
|*More*           32.96|                      |                      |               |               |               |
|______________________|______________________|______________________|_______________|_______________|_______________|

 __________________________________________________________________________________________________________________________
|Property Type         |Purpose                 |Occupancy              |Docs             |Units       |DTI                |
|______________________|________________________|_______________________|_________________|____________|___________________|
|SINGLE FAMILY    63.47|PURCHASE           88.53|OWNER OCCUPIED    94.48|No Doc      97.15| 1     86.52|Missing       97.15|
|PUD              15.08|CASHOUT REFI       10.19|NON-OWNER          2.85|Full Doc     2.85| 2      6.77|20.01-30.00%   1.51|
|2-4 FAMILY       13.48|RATE/TERM REFI      1.29|SECOND HOME        2.67|                 | 3      6.71|30.01-40.00%   1.34|
|CONDO             7.97|                        |                       |                 |            |                   |
|                      |                        |                       |                 |            |                   |
|______________________|________________________|_______________________|_________________|____________|___________________|

[TABLE CONTINUED]

 _____________________________________________________
|Property Type         |MI                            |
|______________________|______________________________|
|SINGLE FAMILY    63.47|PMI MORTGAGE INSURANCE  100.00|
|PUD              15.08|                              |
|2-4 FAMILY       13.48|                              |
|CONDO             7.97|                              |
|                      |                              |
|______________________|______________________________|

 ____________________________________________________
|Prepay Term    |Self Employ    |IO Flag             |
|_______________|_______________|____________________|
|    0    100.00|N        100.00|N             100.00|
|               |               |                    |
|_______________|_______________|____________________|

Disclaimer:

Copyright (C) 2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavo r to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or se ll, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.